Amounts Recognized in Accumulated Other Comprehensive Income (loss) (Detail) In Millions, unless otherwise specified	Mar. 31, 2013 Japanese plans USD ($)	Mar. 31, 2013 Japanese plans JPY (¥)	Mar. 31, 2012 Japanese plans JPY (¥)	Mar. 31, 2013 Foreign Plans USD ($)	Mar. 31, 2013 Foreign Plans JPY (¥)	Mar. 31, 2012 Foreign Plans JPY (¥)
Schedule of Pension and Other Postretirement Benefits Recognized in Accumulated Other Comprehensive Income (Loss) [Line Items]
Net actuarial loss	$ (3,543)	¥ (333,203)	¥ (381,770)	$ (1,022)	¥ (96,151)	¥ (75,069)
Prior service costs	567	53,360	57,930	(20)	(1,921)	(2,333)
Net transition obligation
Net amount recognized	$ (2,976)	¥ (279,843)	¥ (323,840)	$ (1,042)	¥ (98,072)	¥ (77,402)